                                                                    EXHIBIT 10.1

                                   L-99-1261


                                LICENSE AGREEMENT

                                       FOR


                                    DETECTOR


                                     BETWEEN


                               DIGIRAD CORPORATION



                                       AND


                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                   THROUGH THE


                             ERNEST ORLANDO LAWRENCE
                          BERKELEY NATIONAL LABORATORY



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                                   L-99-1261

                                TABLE OF CONTENTS

1.   BACKGROUND                                                           1

2.   DEFINITIONS                                                          1

3.   LICENSE GRANT                                                        3

4.   LICENSE ISSUE FEE                                                    4

5.   ROYALTIES AND PAYMENTS                                               4

6    PERFORMANCE REQUIREMENTS                                             6

7    PROGRESS AND ROYALTY REPORTS                                         7

8.   BOOKS AND RECORDS                                                    8

9.   LIFE OF THE AGREEMENT                                                8

10.  TERMINATION BY BERKELEY LAB                                          9

11.  TERMINATION BY DIGIRAD                                               9

12.  DISPOSITION OF LICENSED PRODUCTS                                     9

13.  USE OF NAMES AND TRADEMARKS AND NONDISCLOSURE OF AGREEMENT           9

14.  LIMITED WARRANTY                                                    10

15.  PATENT PROSECUTION AND MAINTENANCE                                  11

16.  PATENT INFRINGEMENT                                                 13

17   WAIVER                                                              13

18.  ASSIGNMENT                                                          13

19.  INDEMNIFICATION                                                     13

20.  LATE PAYMENTS                                                       15


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                                   L-99-1261


21.  NOTICES                                                             15

22.  U.S.  MANUFACTURE                                                   15

23.  PATENT MARKING                                                      16

24.  GOVERNMENT APPROVAL OR REGISTRATION                                 16

25.  EXPORT CONTROL LAWS                                                 16

26.  FORCE MAJEURE                                                       16

27   MISCELLANEOUS                                                       16


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                                                                       L-99-1261


                         LICENSE AGREEMENT FOR DETECTOR


This license agreement (the "Agreement") is entered into by The Regents of the University of California ("The Regents"), Department of Energy contract-operators of the Ernest Orlando Lawrence Berkeley National Laboratory, 1 Cyclotron Road, Berkeley, CA 94720, (jointly, "Berkeley Lab"), and Digirad Corporation, ("Digirad") a Delaware corporation, having as its principle place of business, 9350 Trade Place San Diego, California 92126-6330.

                                  1. BACKGROUND

1.1      A certain invention, ***
                              ***
         (the "Invention"), was made under U.S. Department of Energy contract
         ***
         *** at the University of California, Ernest Orlando Lawrence Berkeley National Laboratory by Steven Edward Holland.

1.2 As DOE sponsored development of the Invention, this Agreement and the resulting license are subject to overriding obligations to the federal government pursuant to the provisions of the applicable law or regulations.

1.3 Berkeley Lab wants the Invention developed and used to the fullest extent so that the general public enjoys the benefits of the government-sponsored research.

1.4 Digirad wants to obtain certain rights from Berkeley Lab for the commercial development, manufacture, use, and sale of the Invention.

1.5 Digirad entered into an Option Agreement with Berkeley Lab to license the above referenced invention on June 3, 1998.

1.6 Digirad is a "small business firm" as defined at Section 2 of Public Law 85-536 (15 U.S.C. 632).

Therefore the parties agree as follows:

                                 2. DEFINITIONS

2.1      "Effective Date" means the date of execution by the last signing party.

2.2      "Field of Use" means the development, production and use ***
                                             ***
                                             ***

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                                                                       L-99-1261


2.3 "Highly Inflationary Currency" means the currency of any economy with a cumulative inflation rate of *** or more over the most recent *** , as measured by consumer price indices published by the ***
         ***

2.4 "Licensed Patents" means patent rights to any subject matter claimed in or covered by
                                                     ***
                                                     ***
         *** or any corresponding foreign patent application or patent, for which Digirad has met the requirements of Section 15.2 herein; any division, reexamination, continuation, continuation-in-part (excluding new matter contained and claimed in that continuation-in-part), or of which such application is a successor; any patents issuing on any of the foregoing, and all renewals, reissues and extensions thereof, or other equivalents of a renewal, reissues and extension thereof.

2.5 "Licensed Product" means any product, service or process that employs or is produced by the practice of any invention claimed in Licensed Patents and whose manufacture, use, practice, sale, or lease would constitute, but for the license Berkeley Lab grants to Digirad under this Agreement, an infringement of any claim in Licensed Patents.

2.6 "Selling Price" for the purpose of computing royalties means the price at which Digirad or its sublicensee sells the Licensed Product in an arms-length transaction, less the sum of the following deductions that are customary and actually taken: ***
                                                     ***
                                                     ***
                                                     ***
         When a Licensed Product is not sold, but is otherwise disposed of, the Selling Price of that Licensed Product for the purposes of computing royalties is ***
                                                     ***
         *** When such products are not currently being offered for sale by Digirad, the Selling Price of a Licensed Product otherwise disposed of, for the purpose of computing royalties, is ***
                                                     ***
         *** When such products are not currently sold or offered for sale by Digirad or others, then the Selling Price, for the purpose of computing royalties, shall be
                                            ***
         *** For sales of Licensed Products to a Joint Venture or Affiliate (as defined in Paragraphs 2.7 and 2.8 below) that are provided by Digirad to the Joint Venture or Affiliate (directly or indirectly for resale by said Joint Venture or Affiliate) at a reduced price from that customarily charged to an unrelated third party, then the royalty paid to Berkeley Lab will be based on ***
                                                     ***
         *** For sales of Licensed Products to a Joint

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         Venture or Affiliate (as defined in Paragraphs 2.7 and 2.8 below) that are provided directly or indirectly by Digirad to the Joint Venture or Affiliate as an end user at a reduced price from that customarily charged to an unrelated third party, then the royalty paid to Berkeley Lab will be based on *** ***

2.7      "Affiliate(s)" of a party means                      ***
                                                     ***
                                                     ***
                                                     ***

2.8 "Joint Venture" means any separate entity established pursuant to an agreement between a third party and Digirad to constitute a vehicle for a joint venture, which separate entity purchases, sells or acquires Licensed Products from Digirad at prices substantially different from those at which Digirad would have charged other purchasers that deal at arms length with Digirad. If such separate entity is established, then Berkeley Lab shall collect from Digirad royalties on the Selling Price of Licensed Products by the entity and shall not collect royalties on the Selling Price of Licensed Products by Digirad.

                                3. LICENSE GRANT

3.1 Subject to the limitations set forth in this Agreement, Berkeley Lab grants to Digirad a nontransferable (subject to Section 18.1), limited (by the terms of Sections 3.2 and 3.7) worldwide exclusive, royalty-bearing license, under Licensed Patents, only in the Field of Use, to develop, make, have made, use, practice, sell, have sold, and lease the Licensed Products.

3.2 Any license under this Agreement is subject to the following: (a) DOE's royalty-free license for federal government practice only, and (b) DOE's option to grant licenses either if reasonable steps to commercialize the Invention are not carried out or in order to meet federal regulations. Digirad shall use best efforts to commercialize Licensed Patents.

3.3 Berkeley Lab also grants to Digirad the right to issue royalty-bearing sublicenses only in the Field of Use to make, use, practice and sell Licensed Products, so long as Digirad has current exclusive rights in the Field of Use.

3.4 Any sublicense Digirad grants must be consistent with all the rights and obligations due Berkeley Lab and the United States Government under this Agreement, including, without limitation, the obligations under
         Section 3.2 above.

3.5 Digirad shall provide Berkeley Lab with a copy of each sublicense issued under this Agreement; collect payment of all royalties due Berkeley Lab from sublicensees; and summarize and deliver all reports due Berkeley Lab from sublicensees under Article 7 (PROGRESS AND ROYALTY REPORTS).

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3.6      If this Agreement terminates for any reason,  ***
                                                     ***

3.7 Berkeley Lab expressly reserves the right to use the Invention and associated technology for educational and research purposes subject to the limitations of Section 13.2.

                              4. LICENSE ISSUE FEE

4.1      Digirad shall pay Berkeley Lab a license issue fee of ***
                                                     ***
                                                     ***
                                                     ***
                                                     ***
                           ***

4.2      This fee is                        ***

                            5. ROYALTIES AND PAYMENTS

5.1        Digirad shall pay to Berkeley Lab an earned royalty ***
         *** of the Selling Price of each Licensed Product Digirad sells.

5.2 Under this Agreement a Licensed Product is considered to be sold when invoiced, or if not invoiced, when delivered to a third party. But when the last patent covering a Licensed Product expires or when the license terminates, any shipment made on or before the day of that expiration or termination that has not been billed out before is considered as sold (and therefore subject to royalty) unless returned to Digirad within *** . Berkeley Lab shall credit royalties that Digirad pays on a Licensed Product that the customer does not accept or returns.

5.3      For each sublicense, Digirad shall pay Berkeley Lab  ***
                                            ***
                                            ***
                                            ***
                                            ***
                           ***

5.4 Digirad shall pay to Berkeley Lab by *** of each year the difference between the earned royalties for that calendar year Digirad has already paid to Berkeley Lab and the minimum annual royalty set forth in the following schedule. Berkeley Lab shall credit that minimum annual royalty paid against the earned royalty due and owing for the calendar year in which Digirad made the minimum payment

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
              CALENDAR YEAR                            MINIMUM ANNUAL ROYALTY
              -------------                            ----------------------
                  1999                                 $ ***
                  2000                                 $ ***
                  2001                                 $ ***
                  2002 and each year thereafter        $ ***

5.5 Digirad shall send payment for royalties accruing to Berkeley Lab *** together with its royalty report under paragraph 7.4. Digirad shall be entitled to credit ***
                                                     ***
                                                     ***
                           ***

5.6 Digirad shall make checks payable to "The Regents of the University of California (Berkeley Lab/L-99-1261.)" Digirad shall pay Berkeley Lab only in United States dollars. If a Licensed Product is sold for moneys other than United States dollars (not including Highly Inflationary Currency), Digirad shall ***
                                                     ***
                                                     ***
                                                     ***
         If a Licensed Product is sold for a Highly Inflationary Currency, Digirad shall ***
                                                     ***
                                                     ***
                                                     ***
                  ***

5.7      Digirad may not reduce royalties payable by  ***
                                                     ***
                                                     ***
                  ***

5.8 If Digirad cannot promptly remit any royalties for sales in any country where a Licensed Product is sold because of legal restrictions, Digirad may deposit in United States funds royalties due Berkeley Lab to Berkeley Lab's account in a bank or other depository in that country. If Digirad is not permitted to deposit those payments in U.S. funds under the laws of that country, Digirad may deposit those payments in the local currency to Berkeley Lab's account in a bank or other depository in that country.

5.9 If a court of competent jurisdiction and last resort holds invalid any patent or any of the patent claims within Licensed Patent in a final decision from which no appeal has or can be taken, Digirad's obligation to pay royalties based on that patent or claim will cease as of the date of that final decision. Digirad, however, shall pay any royalties that accrued before that decision or that are based on another patent or claim not involved in that decision.

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5.10     Digirad has no duty to pay Berkeley Lab royalties under this Agreement on a Licensed Product Digirad sells to the United States Government including any United States Government agency. Digirad shall reduce the amount charged for a Licensed Product sold to the United States Government by an amount equal to the royalty otherwise due Berkeley Lab. Such royalty otherwise due Berkeley Lab will count towards the minimum annual royalty payments per Section 5.4.

                           6. PERFORMANCE REQUIREMENTS

6.1 Digirad shall proceed with the development, manufacture and sale of Licensed Products and shall use diligent commercial efforts to endeavor to market them within a reasonable time after the Effective Date in quantities sufficient to meet the market demand.

6.2 Digirad shall use diligent commercial efforts to obtain all necessary governmental approvals for the manufacture, use and sale of Licensed Products.

6.3 Digirad is entitled to exercise prudent and reasonable business judgment in meeting its performance requirements under this Agreement.

6.4 If Digirad is unable to perform any of the following, then Berkeley Lab may either terminate this Agreement or reduce this limited exclusive license to a nonexclusive license:

              6.4.1                  ***
                                     *** or


              6.4.2                  ***
                                     ***
                        ***

         It is the understanding of the parties hereto that any termination of the Agreement or reduction of this license to a nonexclusive license as a result of Digirad's failure to meet the specifications of Section 6.4, shall be subject to the *** cure period set forth in Section 10.1 below.

6.5 If Berkeley Lab grants a non-exclusive license to any other party upon royalty rates more favorable than those of this Agreement after reducing this license to a non-exclusive license, then ***
                                                     ***
                                                     ***
                           ***

6.6 Digirad and Berkeley Lab by mutual written consent may amend or extend the requirements of Sections 6.4.1-6.4.2 at the written request of Digirad in response to legitimate business reasons.

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                         7. PROGRESS AND ROYALTY REPORTS

7.1 Beginning June 1, 1999 and *** thereafter, Digirad shall submit to Berkeley Lab a progress report covering Digirad's activities related to the development and testing of all Licensed Products and the obtaining of the governmental approvals necessary for marketing. Digirad shall make these progress reports for each Licensed Product until the first commercial sale of that Licensed Product occurs anywhere in the world.

7.2 The progress reports Digirad submits under Section 7.1 must include, but not be limited to, the following topics:

         7.2.1    summary of work completed related to the requirements of
                  Section 6.4;

         7.2.2    key scientific discoveries;

         7.2.3    summary of work in progress;

         7.2.4    current schedule of anticipated milestones;

         7.2.5    market plans for introduction of Licensed Products; and

         7.2.6 number of full-time equivalent (FTEs) employees or agents working on the development of Licensed Products.

7.3 Digirad shall also report to Berkeley Lab in its immediately subsequent royalty report on the date of first commercial sale of each Licensed Product in the U.S. and in each other country.

7.4 After the first commercial sale of a Licensed Product anywhere in the world, Digirad shall make *** royalty reports to Berkeley Lab on or *** *** Each royalty report must cover the most recently completed *** and must show:

         7.4.1 the Selling Price of each type of Licensed Product sold by Digirad;

         7.4.2    the number of each type of Licensed Product sold;

         7.4.3 the royalties, in U.S. dollars, payable under this Agreement on those sales;

         7.4.4    the exchange rates used in calculating the royalty due;

         7.4.5 the royalties on government sales that otherwise would have been due under Section 5.10; and

         7.4.6    for each sublicense, if any:

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                  7.4.6.1    the sublicensee;

                  7.4.6.2 the number, description, and aggregate Selling Prices of Licensed Products that the sublicensee sold or otherwise disposed of;

                  7.4.6.3 the exchange rates used in calculating the royalties due Berkeley Lab from the sublicensee's sales.

7.5 If no sales of Licensed Products have been made during any reporting period, Digirad shall make a statement to this effect.

                              8. BOOKS AND RECORDS

8.1 Digirad shall keep books and records accurately showing all Licensed Products manufactured, used, or sold under the terms of this Agreement. Digirad shall preserve those books and records for at least *** from the date of the royalty payment to which they pertain and shall open them to inspection by representatives or agents of Berkeley Lab ***
                                                     ***
           ***

8.2 Berkeley Lab shall bear the fees and expenses of Berkeley Lab's representatives performing the examination of the books and records. But if the representatives discover an error resulting in a deficiency in royalties of more than *** of the total royalties due for any year, then Digirad shall bear the fees and expenses of these representatives and the difference between the earned royalties and the reported royalties (which shall be subject to the provisions of Article 20 (LATE PAYMENTS)).

                            9. LIFE OF THE AGREEMENT

9.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement is in force from the Effective Date and expires concurrently with the last-to-expire Licensed Patent.

9.2 Any termination of this Agreement shall not affect the rights and obligations set forth in the following Articles:

                  Article 8         Books and Records

                  Article 12 Disposition of Licensed Products on Hand upon Termination

                  Article 13 Use of Names and Trademarks and Nondisclosure of Agreement

                  Article 14        Limited Warranty

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                  Article 19        Indemnification

                  Article 25        Export Control Laws

9.3 Termination does not affect in any manner any rights of Berkeley Lab or Digirad arising under this Agreement before the termination.

                         10. TERMINATION BY BERKELEY LAB

10.1 If Digirad violates or fails to perform any material term of this Agreement, then Berkeley Lab may give written notice of such default ("Default Notice") to Digirad. If Digirad fails to cure that default and provide Berkeley Lab with reasonable evidence of the cure within *** of the Default Notice, Berkeley Lab may terminate this Agreement and the licenses granted by a second written notice ("Termination Notice") to Digirad. If Berkeley Lab sends a Termination Notice to Digirad, this Agreement automatically terminates on the effective date of the Termination Notice.

                           11. TERMINATION BY DIGIRAD

11.1 Digirad at any time may terminate this Agreement in whole or as to any portion of Licensed Patents by giving written notice to Berkeley Lab. Digirad's termination of this Agreement will be effective *** after its notice. If that termination is without cause within *** years of the Effective Date, Digirad shall ***
                                            ***
                  ***

          12. DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION

12.1 Within *** of termination of this Agreement for any reason, Digirad shall provide Berkeley Lab with a written inventory of all Licensed Products in process of manufacture or in stock. Digirad shall make diligent efforts to dispose of those Licensed Products within *** of termination. The sale of any Licensed Product within *** is subject to the terms of this Agreement. Digirad shall cease sales of ***
         *** after termination.

         13. USE OF NAMES AND TRADEMARKS AND NONDISCLOSURE OF AGREEMENT

13.1 In accordance with California Education Code Section 92000, Digirad shall not use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation of the University of California, nor shall Digirad so use "Berkeley Lab" (including any contraction, abbreviation, or simulation of any of the foregoing) without

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         Berkeley Lab's prior written consent. As the sole exception to the above prohibition, Digirad shall give appropriate credit to the inventor(s) and Berkeley Lab at scientific symposia, and in technical publications in scientific journals where the licensed technology is referenced. Berkeley Lab shall not use in advertising, publicity or other promotional activities any name, trade name, or other designation of Digirad without its prior written consent except as set forth in
         Section 13.2 below.

13.2 Neither party may disclose the terms or existence of this Agreement to a third patty without express written permission of the other party, except when required under either the California Public Records Act or other applicable law or court order or by Berkeley Lab's contracts with the DOE or any other Federal or State entity. Notwithstanding the foregoing, Berkeley Lab may disclose the existence of this Agreement and the extent of the grant in Article 3, but shall not otherwise disclose the terms of this Agreement, except to the DOE.

13.3 The Proprietary Information Exchange Agreement between Digirad and the Regents of the University of California as Managers of the Lawrence Berkeley National Laboratory, as attached hereto as Exhibit A, shall remain in effect through the term outlined in the Proprietary Information Exchange Agreement.

                              14. LIMITED WARRANTY

14.1 Berkeley Lab warrants to Digirad that it has the lawful right to grant this license.

14.2 Except as set forth above, this license and the associated Invention(s) are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. BERKELEY LAB MAKES NO REPRESENTATION OR WARRANTY THAT LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

14.3 IN NO EVENT WILL BERKELEY LAB OR DIGIRAD BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY HERETO RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF THE INVENTION(S) OR LICENSED PRODUCTS UNDER THIS AGREEMENT. THIS PROVISION, 14.3, DOES NOT APPLY TO INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES AWARDED IN A JUDGEMENT FOR A THIRD PARTY AGAINST A PARTY OR THE PARTIES HERETO.

14.4 Except as set forth above, nothing in this Agreement may be construed as:

         14.4.1 a warranty or representation by Berkeley Lab as to the validity or scope of any of Berkeley Lab's rights in Licensed Patents;


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         14.4.2   a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties;

         14.4.3 an obligation to bring or prosecute actions or suits against third parties for patent infringement, except as specifically provided for in Article 16 (Patent Infringement);

         14.4.4 a grant by implication, estoppel or otherwise of any license or rights under any patents of Berkeley Lab other than Licensed Patents, regardless of whether such patents are dominant or subordinate to Licensed Patents; or

         14.4.5 an obligation to furnish any know-how not provided in Licensed Patents.

                     15. PATENT PROSECUTION AND MAINTENANCE

15.1 Berkeley Lab shall diligently maintain the United States patents for Licensed Patents (including any future patent rights provided for in Section 2.4) using counsel of its choice that is reasonably acceptable to Digirad. Berkeley Lab shall bear the cost of pre-paring, filing, prosecuting and maintaining any United States patent covered by this Agreement.

15.2 Berkeley Lab has filed foreign patent applications corresponding to the PCT Application referred to in Section 2.4 (namely US 97/20173) as follows:

(a)    European Patent Office (EPO), designating

(i)    ***

(ii)   ***

(iii)  ***

(iv)   ***

(v)    ***

(vi)   ***

(vii)  ***

(viii) ***

(ix)   ***

(x)    ***

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                                                                       L-99-1261


(xi)   ***

(xii)  ***

(b)    ***

Berkeley Lab has no obligation to take action to file or prosecute foreign patent applications on behalf of Digirad until the following occurs:

         15.2.1 (With the exception of the three countries listed in 15.3 below) Digirad makes that request in writing to Berkeley Lab within *** after the Effective Date. The absence of the required notice from Digirad to Berkeley Lab acts as an election not to proceed on protecting foreign rights.

         15.2.2   That notice also identifies the countries Digirad desires.

         15.2.3 Digirad pays Berkeley Lab the foreign license fee as set forth in paragraph 15.4

15.3 Digirad agrees to pay Berkeley Lab *** , upon the day of execution of this Agreement, for the foreign patent counterparts to the U.S. application for the following countries: ***

15.4 The foreign license fee for each foreign counterpart in addition to those listed in Section 15.3 to a United States patent application shall be *** for each national filing or for each country designated in the PCT filing for entry into the national phase, European Patent Convention ("EPC") filing, or similar regional filing.

15.5 Berkeley Lab shall bear the expense of preparing, filing, prosecuting and securing all foreign patent applications that Berkeley Lab files at Digirad's request (pursuant to 15.2 above). Digirad shall bear the expense of ***
                                                     ***
                                                     ***

15.6 Berkeley Lab shall promptly provide Digirad with copies of all relevant documentation so that Digirad is informed of the continuing prosecution of Licensed Patents and any foreign patent applications Berkeley Lab files under Section 15.2. Additionally, Berkeley Lab shall provide Digirad a *** *** summarizing the status of the Licensed Patents and any foreign patent applications Berkeley Lab files under Section 15.2. Digirad shall keep this documentation confidential. Berkeley Lab shall use all reasonable efforts to amend any patent application to include claims reasonably requested by Digirad to protect the products contemplated to be sold under this Agreement.

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                             16. PATENT INFRINGEMENT

16.1 If either party learns of the substantial infringement of any of Licensed Patents, the party shall so inform the other party in writing and shall provide the other party with reasonable evidence of the infringement. During the period and in a jurisdiction where Digirad has exclusive rights under this Agreement, ***
                                                     ***
                                                     ***        Both parties
         shall use their best efforts in cooperation with each other to terminate such infringement without litigation.

16.2                                                          ***
                                                              ***
                                                              ***

16.3                                                          ***
                                                              ***
                                                              ***

16.4                                                          ***
                                                              ***
                                                              ***

                                   17. WAIVER

17.1 The waiver of any breach of any term of this Agreement does not waive any other breach of that or any other term.

                                 18. ASSIGNMENT

18.1 This Agreement is binding upon and shall inure to the benefit of Berkeley Lab, its successors and assigns. Upon written notice to Berkeley Lab, Digirad may assign this Agreement to a Digirad wholly owned subsidiary or to a purchaser or acquirer of all or substantially all of the business or assets of Digirad. Any other attempt by Digirad to assign this Agreement is void unless Digirad obtains the prior written consent of Berkeley Lab. Berkeley Lab shall not unreasonably withhold or delay that consent.

                               19. INDEMNIFICATION

19.1 Digirad shall indemnify, hold harmless and defend Berkeley Lab and the U.S. Government and their officers, employees, and agents; the sponsors of the research that led to the Invention; and the inventors of the patents and patent applications in Licensed Patents against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. Berkeley Lab shall promptly notify Digirad in writing of any claim or suit brought against Berkeley Lab in respect of which Berkeley Lab intends to invoke the provisions of this Article 19

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                    13 of 17

                                                                       L-99-1261


         (INDEMNIFICATION).                          ***
                                                     ***
                                                     ***


19.2 Digirad, at its sole expense, shall insure its activities in connection with the work under this Agreement and obtain and keep in force Comprehensive or Commercial Form General Liability Insurance (contractual liability and products liability included) or equivalent program of self-insurance with limits as follows:

         19.2.1   Each Occurrence                                     $   ***
         19.2.2   Products/Completed Operations Aggregate             $   ***
         19.2.3   Personal and Advertising Injury                     $   ***
         19.2.4   General Aggregate (commercial form only)            $   ***

19.3 The coverages and limits referred to in this Article 19 do not in any way limit the liability of Digirad. Digirad shall furnish Berkeley Lab with certificates of insurance, including renewals, evidencing compliance with all requirements at least *** prior to the first commercial sale, use, practice or distribution of a Licensed Product.

         19.3.1 If such insurance is written on a claims-made form, coverage shall provide for a retroactive date of placement on or before the Effective Date.

         19.3.2 Digirad shall maintain the general liability insurance specified during: (a) the period that the Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Digirad or by a sublicensee or agent of Digirad, and (b) a reasonable period thereafter, but in no event less than five years.

19.4     The insurance coverage of Section 19.2 must:

         19.4.1 Provide for *** advance written notice to Berkeley Lab of any modification of any such coverage and provide immediate notice of cancellation of such coverage.

         19.4.2 Indicate that DOE and "The Regents of the University of California" are endorsed as additional insureds, but only with respect to the subject matter of this Agreement.

         19.4.3 Include a provision that the coverages are primary and do not participate with, nor are excess over, any valid and collectible insurance or program of self-insurance carried or maintained by Berkeley Lab.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                    14 of 17

                                                                       L-99-1261


                                20. LATE PAYMENTS

20.1 Excepting issues arising from Section 26.1, if Digirad does not make a payment to Berkeley Lab when due, Digirad shall pay to Berkeley Lab ***
                                                     ***
                                                     ***
                  ***

                                   21. NOTICES

21.1 Any payment, notice or other communication this Agreement requires or permits either party to give must be in writing to the appropriate address given below, or to such other address as one party designates by written notice to the other party. The parties deem payment, notice or other communication to have been properly given and to be effective
         (a) on the date of delivery if delivered in person; (b) on the fourth day after mailing if mailed by first-class mail, postage paid; (c) on the second day after delivery to an overnight courier service such as Federal Express, if sent by such a service; or (d) upon confirmed transmission by telecopier. The parties addresses are as follows:

         For payments to Berkeley Lab:       For all other notices to
                                             Berkeley Lab:

         Ernest Orlando Lawrence             Ernest Orlando Lawrence
         Berkeley National Laboratory        Berkeley National Laboratory
         Accounting/Financial Management     Technology Transfer Department
         P.O. Box 528                        Mailstop 90-1070
         Berkeley, California 94701          One Cyclotron Road
         Attention: Licensing Accountant     Berkeley, California 94720
         Fax: 510/486-5995                   Attention: Licensing Manager
         Telephone: 510/486-7113             Fax: 510/486-6457
                                             Telephone: 510/486-6467

         In the case of Digirad:

         Digirad Corporation
         9350 Trade Place
         San Diego, California 92126-6334
         Attention:  President
         Fax:  619-549-7714
         Telephone:  619-578-5300

                              22. U.S. MANUFACTURE

22.1 Digirad shall have Licensed Products produced for sale in the United States manufactured substantially in the United States so long as Digirad has current exclusive rights in the Field of Use.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                    15 of 17

                                                                       L-99-1261


                               23. PATENT MARKING

23.1 Digirad shall mark all Licensed Products made, used or sold under this Agreement, or their containers, in accordance with the applicable patent marking laws.

                     24. GOVERNMENT APPROVAL OR REGISTRATION

24.1 If the law of any nation requires that any governmental agency either approve or register this Agreement or any associated transaction, Digirad shall assume all legal obligations to do so. Digirad shall notify Berkeley Lab if it becomes aware that this Agreement is subject to a U.S. or foreign government reporting or approval requirement. Digirad shall make all necessary filings and pay all costs, including fees, penalties, and all other costs associated with such reporting or approval process. Berkeley Lab shall fully cooperate with Digirad, to the extent it is able to do so within the law and established Berkeley Lab policy, to provide documentation and testimony to obtain such approval or registration, at Digirad's sole expense.

                             25. EXPORT CONTROL LAWS

25.1 Digirad shall observe all applicable United States and foreign laws and regulations with respect to the transfer of Licensed Products and related technical data, including, with-out limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

                                26. FORCE MAJEURE

26.1 If a party's performance required under this Agreement is rendered impossible or unfeasible due to any catastrophes or other major events beyond its reasonable control, including, without limitation, the following, the parties are excused from performance, war, riot, and insurrection; laws, proclamations, edicts, ordinances or regulations; strikes, lockouts or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events abate, the parties' respective obligations under this Agreement must resume.

                                27. MISCELLANEOUS

27.1 The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

27.2 This Agreement is not binding upon the parties until it is signed below on behalf of each party.

27.3 No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed on behalf of each party.


                                    16 of 17

                                                                       L-99-1261


27.4 This Agreement embodies the entire and final understanding of the parties on this subject. It supersedes any previous representations, agreements, or understandings, whether oral or written.

27.5 If a court of competent jurisdiction holds any provision of this Agreement invalid, illegal or unenforceable in any respect, this Agreement must be construed as if that invalid or illegal or unenforceable provision is severed from the Agreement, provided, however, that the parties shall negotiate in good faith substitute enforceable provisions that most nearly effect the parties' intent in entering into this Agreement.

27.6 This Agreement must be interpreted under California law without regard to principles of conflicts of laws.

Berkeley Lab and Digirad execute this Agreement in duplicate originals through their duly authorized respective officers in one or more counterparts, that taken together, are but one instrument.

THE REGENTS OF THE UNIVERSITY               DIGIRAD CORPORATION
OF CALIFORNIA, THROUGH THE
ERNEST ORLANDO LAWRENCE
BERKELEY NATIONAL LABORATORY

By    /S/ PIERMARIA T. ODDONE             By       /S/ SCOTT HUENNEKENS
   -----------------------------             ---------------------------------
                  (signature)                          (signature)

By      PIERMARIA T.  ODDONE              By         SCOTT HUENNEKENS
   ------------------------------            ---------------------------------
            (Please Print)                            (Please Print)

Title    DEPUTY DIRECTOR                  Title    PERS. & COO
      ---------------------------                -----------------------------

Date     MAY 16, 1999                     Date     5-19, 1999
     ----------------------------              -------------------------------




Approved as to form


         /S/ GLENN R. WOODS
----------------------------------------
GLENN R. WOODS
LAWRENCE BERKELEY NATIONAL LABORATORY


                                    17 of 17

                         Exhibit A to License Agreement

                   PROPRIETARY INFORMATION EXCHANGE AGREEMENT

         This AGREEMENT made and entered into as of this 23rd day of April 1, 1999 by and between DIGIRAD, a Delaware corporation, whose address is 9350 Trade Place, San Diego, California 92126-6334 and The Regents of the University of California as Managers of the Lawrence Berkeley National Laboratory, whose address is 1 Cyclotron Road, Berkeley, CA 94720.

         WHEREAS, the parties hereto are undertaking negotiations towards the development of a license agreement between them, and

         WHEREAS, in furtherance of such license, each undersigned party (the "Receiving Party") understands that the other party (the "Disclosing Party") has disclosed or may disclose information relating to the Disclosing Party's business and/or intellectual property (including, without limitation, chemical formulas, computer programs, software, technical drawings, names and expertise of employees and consultants, know-how, formulas processes, ideas, inventions (whether patentable or not), schematics and other technical business, financial, customer and product development plans, forecasts, strategies and information, and any and all information, technical or otherwise related to describing Digirad's ***
                                            ***
                                            ***
sub-assemblies and related assemblies for use in medical imaging systems and other applications), information which to the extent previously, presently, or subsequently disclosed to the Receiving Party is hereinafter referred to as "Proprietary Information" of the Disclosing Party.

         NOW, THEREFORE, in consideration of the parties' discussions and any access the Receiving Party may have to Proprietary Information of the Disclosing Party, the parties agree that any information received by one party from the other shall be governed by the following terms and conditions:

Definition:

         "Proprietary Information" shall not include information which:

         (a) was rightfully in possession of or known to the Receiving Party prior to receiving it from the Disclosing Party; or

         (b) is or becomes part of the public knowledge or literature by acts other than those of the Receiving Party and without fault of the receiving Party; or

         (c) was rightfully disclosed to the Receiving Party by a third party provided the Receiving Party complies with restrictions imposed by the third party; or

         (d)      is transmitted after the expiration of this Agreement; or

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                     1 of 4

         (e) is disclosed by the Receiving Party under a valid order created by a court or government agency, provided that the Receiving Party provides prior written notice to the Disclosing Party of such obligation and the opportunity to oppose such disclosure.

         (f) the Receiving Party develops independently, subsequent to receipt of Proprietary Information and for which Receiving Party can demonstrate by written records that independent development occurred without knowledge or use of Proprietary Information.

HANDLING OF PROPRIETARY INFORMATION:

         The Receiving Party agrees to (i) hold the Disclosing Party's Proprietary Information in strict confidence as a fiduciary and to take reasonable precautions to protect such Proprietary Information and (ii) handle the Proprietary Information in the same manner that it handles its own proprietary information of like importance, but with at least reasonable degree of care, for a period of five (5) years after the date of disclosure.

LIMITATION ON DISCLOSURE:

         The Receiving Party shall not disclose, in whole or in part, such Proprietary Information to any third party without the prior written consent of the Disclosing Party for the period that such information is to be handled as proprietary. The Receiving Party may disclose Proprietary Information only to those of its employees who would require knowledge of such Proprietary Information for the purposes contemplated by this Agreement and who is similarly bound in writing.

LIMITATION OF USE:

         The Receiving Party shall make no use, in whole or in part, of any such Proprietary Information other than in furtherance of the purpose of this Agreement without the prior written consent of the Disclosing Party.

         If the purpose of the information exchange is the preparation of a proposal to the United States Government, Proprietary Information of either party may be incorporated into the proposal to the United States Government, provided that the proposal document bears the restrictive legend contained in Federal Acquisition Regulation 52.215-12 or a substantially similar successor provision.

TERM:

         This Agreement shall expire one (1) year from the date recited in the first paragraph of this Agreement. With the exception of information disclosed in accordance with the provisions of the License Agreement for Detector between Digirad Corporation and the Regents of the University of California through the Ernest Orlando Lawrence Berkeley Laboratory, immediately upon a request by the Disclosing Party at any time (which will be effective if actually received or three days after mailed first class postage prepaid to the Receiving Party's address herein), the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof. The Receiving Party understands that


                                     2 of 4
nothing herein (i) requires the disclosure of any Proprietary Information of the Disclosing Party, which shall be disclosed if at all solely at the option of the Disclosing Party (in particular, but without limitation, any disclosure is subject to compliance with expert control laws and regulations), or (ii) requires the Disclosing Party to proceed with any proposed transaction or relationship in connection with which Proprietary Information may be disclosed. The party's obligations with respect to Proprietary Information disclosed to it prior to expiration/termination shall survive expiration/termination.

RELATIONSHIP OF PARTIES:

         This Agreement is intended to provide only for the handling and protection of Proprietary Information exchanged or disclosed hereunder, and shall not be construed as a Teaming, Joint Venture, Partnership, or other similar arrangement. Specifically, this Agreement shall not be construed in any manner to be an obligation to enter into a contract, nor shall it result in any claim whatsoever for reimbursement of costs.

NO LICENSE:

         Neither the execution of this agreement nor the furnishing of any Proprietary Information hereunder shall be construed as granting either expressly, by implication, estoppel or otherwise, any license other than as expressly set forth herein under any invention, patent, copyright, trade secret, mask work right, or any other intellectual property right, now or hereafter owned or controlled by the party furnishing same.

U.S.  GOVERNMENT REGULATIONS:

         A party receiving Proprietary Information shall comply with all relevant United States Government regulations, including the International Traffic in Arms Regulations and the Export Administration Act.

MISCELLANEOUS:

         Each party shall perform its respective obligations hereunder without charge to the other.

         Except to the extent permitted by the License Agreement for Detector between Digirad Corporation and the Regents of the University of California through the Ernest Orlando Lawrence Berkeley Laboratory, neither party will refer to this Agreement or use the other party's name in any form of publicity or advertising directly or indirectly, without the prior written consent of the party whose name is proposed for use.

         Except as to a sale of the business to which this Agreement relates or transfer of the management of the Ernest Orlando Lawrence Berkley Laboratory, the rights and obligations of each party under this Agreement may not be assigned or transferred to any person, firm or corporation, without the express prior written consent of the other party, which consent will not be unreasonably withheld.

         Neither party makes any representations regarding the accuracy, completeness, or freedom from defects of the information disclosed, or with respect to infringement of the rights of others.


                                     3 of 4

         The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there may be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party may be entitled to appropriate equitable relief in addition to whatever remedies it might have at law. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach of which it is aware. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect.

ENTIRE AGREEMENT:

         This Agreement represents the entire agreement of the parties pertaining to the subject matter of the Agreement, and supersedes any and all prior oral discussions and/or written correspondence or agreements between the parties with respect thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate original copies by their respective duly authorized representatives.

DIGIRAD The Regents of the University of California Acting as Manager of the Lawrence Berkeley Laboratory


By:                                      By:
    ------------------------------           -----------------------------

Name:                                    Name:
      ----------------------------             ---------------------------

Title:                                   Title:
       ---------------------------              --------------------------

Date:                                    Date:
      ----------------------------             ---------------------------


                                     4 of 4

                                  AMENDMENT #1
                                       TO
                         LICENSE AGREEMENT FOR DETECTOR

This Amendment (the "Amendment"), effective as of the signing date of the last party to sign below, is entered into by The Regents of the University of California ("The Regents"), Department of Energy contract-operators of the Ernest Orlando Lawrence Berkeley National Laboratory ("LBNL"), 1 Cyclotron Road, Berkeley, CA 94720, (jointly, "Berkeley Lab"), and Digirad Corporation ("Digirad"), a Delaware corporation having its principal place of business at 9350 Trade Place, San Diego, CA 92126-6330.

         THE PARTIES ENTERED INTO A LICENSE AGREEMENT FOR DETECTOR, REFERENCE NUMBER L-90-1261 (THE "AGREEMENT"), EFFECTIVE DATE OF MAY 19, 1999. THE PARTIES NOW DESIRE TO AMEND THE AGREEMENT BY EXPANDING THE LICENSE TO INCLUDE A NON-EXCLUSIVE FIELD OF USE (AS DEFINED BELOW) PURSUANT TO THE TERMS AND CONDITIONS HEREIN. CAPITALIZED TERMS HEREIN SHALL HAVE THE MEANING AS SET FORTH IN THE AGREEMENT EXCEPT AS OTHERWISE DEFINED IN THIS AMENDMENT.


The parties agree as follows:

1. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

         2.2      "Field of Use" and "Non-Exclusive Field of Use":

                  2.2.1 "Field of Use" means the development, production and use of ***
                                                              ***
                                                              ***

                  2.2.2 "Non-Exclusive Field of Use" means the development, production and use of ***
                                                              ***
                                                              ***

2. Section 2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

         2.4 "Licensed Patents" means patent rights to any subject matter claimed in or covered by any of the following:

                  2.4.1    US Patent Number ***
                                                              ***
                                                              ***

                  2.4.2 Any resulting patent issued in Germany or France arising from European Patent Convention Application
                           ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                                                            pg 1

                                                              ***
                                                              ***

                  2.4.3    Japan Patent Application  ***
                                                              ***
                                                              ***

                  2.4.4 with respect to Sections 2.4.1 to 2.4.3, any division, reexamination, continuation, continuation-in-part (excluding new matter contained and claimed in that continuation-in-part), or of which such application is a successor; any patents issuing on any of the foregoing, and all renewals, reissues and extensions thereof, or other equivalents of a renewal, reissues, and extensions thereof.

3. Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         3.1 Subject to the limitations set forth in this Agreement, Berkeley Lab grants to Digirad:

                  3.1.1 a nontransferable (subject to Section 18.1), limited (by the terms of Sections 3.2 and 3.7) worldwide exclusive, royalty-bearing license, under Licensed Patents, only in the Field of Use, to develop, make, have made, use, practice, sell, have sold, and lease the Licensed Products.

                  3.1.2 a nontransferable (subject to Section 18.1), nonexclusive worldwide, royalty-bearing license, under Licensed Patents, only within the Non-Exclusive Field of Use, to develop, make, have made, use, practice, sell, and lease the Licensed Products.

4. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         4.1      As consideration for the licenses granted hereunder:

                  4.1.1 within the Field of Use, Digirad shall pay Berkeley Lab a license issue fee of ***
                                                              ***
                                                              ***

                  4.1.2 within the Non-Exclusive Field of Use, Digirad shall pay Berkeley Lab a license issue fee of ***
                                                              ***
                                                              ***
                                    ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                                                            pg 2

5. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         5.1      Digirad shall pay to Berkeley Lab an earned royalty of:

                  5.1.1 *** of the Selling Price of each Licensed Product Digirad sells within the Field of Use;

                  5.1.2 *** of the Selling Price of each Licensed Product Digirad sells within the Non-Exclusive Field of Use;

6. Section 5.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

         5.4 Digirad shall pay to Berkeley Lab by *** of each year the difference between the earned royalties for that calendar year Digirad has already paid to Berkeley Lab for the Field of Use and Non-Exclusive Field of Use and the minimum annual royalty set forth in the following schedules for the Field of Use and Non-Exclusive Field of Use. Berkeley Lab shall credit that minimum annual royalty paid against the earned royalty due and owing for the calendar year in which Digirad made the minimum payment; provided that the earned royalties and minimum annual royalties for the Field of Use shall be treated separately from and independent of the earned royalties and minimum annual royalties for the Non-Exclusive Field of Use.

      ------------------------------------ ----------------------------------- -------------------------------
                 CALENDAR YEAR             MINIMUM ANNUAL ROVALTY FOR FIELD     MINIMUM ANNUAL ROYALTY FOR
                                                         OF USE                  NON-EXCLUSIVE FIELD OF USE
      ------------------------------------ ----------------------------------- -------------------------------
                     1999                                 ***                               N/A
      ------------------------------------ ----------------------------------- -------------------------------
                     2000                                 ***                               N/A
      ------------------------------------ ----------------------------------- -------------------------------
                     2001                                 ***                               ***
      ------------------------------------ ----------------------------------- -------------------------------
                     2002                                 ***                               ***
      ------------------------------------ ----------------------------------- -------------------------------
                     2003                                 ***                               ***
      ------------------------------------ ----------------------------------- -------------------------------
                     2004                                 ***                               ***
      ------------------------------------ ----------------------------------- -------------------------------
      2005 and each year thereafter                       ***                               ***
      ------------------------------------ ----------------------------------- -------------------------------

7. Sections 6.4 and 6.5 of the Agreement are hereby deleted in their entirety and replaced with the following:

         6.4 If Digirad is unable to perform any of the following, then Berkeley Lab may either terminate this Agreement or reduce the limited exclusive license within the Field of Use to a non-exclusive license within the Field of Use:

                  6.4.1    With regard to the Field of Use:

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                                                            pg 3

                           6.4.1.1          ***
                                            ***

                           6.4.1.2          ***
                                            ***

                  6.4.2    With regard to the Non-Exclusive Field of Use:

                           6.4.2.1                   ***

                           6.4.2.2                   ***

                           6.4.2.3                   ***

                           6.4.2.4                   ***

                           6.4.2.5                   ***

                           6.4.2.6                   ***
                                                     ***

                  It is the understanding of the parties hereto that any termination of the Agreement or reduction of this license to a non-exclusive license as a result of Digirad's failure to meet the specifications of Section 6.4 shall be subject to the *** day cure period set forth in Section 10.1 below.

         6.5 If Berkeley Lab grants a non-exclusive license to any other party within the Field of Use upon royalty rates more favorable than those of this Agreement after reducing the this license within the Field of Use to a non-exclusive license within the Field of Use, then ***
                                                                       ***
                                                                       ***
                                            ***

8. The reporting obligations of Section 7 shall apply to both the Field of Use and Non-Exclusive Field of Use, separately and independently. Beginning *** thereafter, Digirad shall submit to Berkeley Lab a progress reports covering Digirad's activities related to the development and testing of all Licensed Products within the Non-Exclusive Field of Use and obtaining of the government approvals necessary for marketing as required pursuant to Section 7.1 ET. SEQ.

9. Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         11.1 Digirad at any time may terminate this Agreement in whole or as to any portion of Licensed Patents by giving written notice to Berkeley Lab. Digirad's termination

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                                                            pg 4
                  of this Agreement will be effective *** days after its notice. If that termination pertains to the Field of Use and is without cause within *** years of the Effective Date, Digirad shall ***
                                            ***

10.      Section 15.2 of the Agreement is hereby deleted in its entirety.

11. Section 15.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

         15.5                                    ***
                                                 ***
                                                 ***

12. Section 15.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

         15.6 Berkeley Lab shall promptly provide Digirad with copies of all relevant documentation so that Digirad is informed of the continuing prosecution of Licensed Patents. Additionally, upon *** Berkeley Lab shall provide Digirad with a report summarizing the status of the Licensed Patents. Digirad shall keep this documentation confidential. Berkeley Lab shall use all reasonable efforts to amend any patent application to include claims reasonably requested by Digirad to protect the products contemplated to be sold under this Agreement.

13. Digirad acknowledges and agrees that Section 16 applies, other than the first sentence of Section 16.1, only to jurisdictions in which Digirad has exclusive rights under the Agreement. Thus, except for that first sentence of Section 16.1, the entirety of Section 16 will not apply to the Licensed Products insofar as they are within the Non-Exclusive Field of Use.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


                                                                            pg 5

14. Except as specifically amended herein, the Agreement is hereby ratified and confirmed.

Berkeley Lab and Digirad execute this Agreement in duplicate originals through their authorized respective officers in one or more counterparts that, taken together, are but one instrument.


THE REGENTS OF THE UNIVERSITY                 DIGIRAD CORPORATION
OF CALIFORNIA, THROUGH THE
ERNEST ORLANDO LAWRENCE
BERKELEY NATIONAL LABORATORY

By   /S/ PIERMARIA ODDONE                     By    /S/ SCOTT HUENNEKENS
  -----------------------------------            ---------------------------
          (Signature)                                    (Signature)

By    PIERMARIA ODDONE                        By    SCOTT HUENNEKENS
  -----------------------------------             --------------------
Title    DEPUTY LABORATORY DIRECTOR           Title    PRESIDENT AND CEO
     --------------------------------                ---------------------
Date    5-24-01                               Date    5-11-01
    ---------------------------------               -----------


Approved as to form


/S/ GLENN R. WOODS
-------------------------------------
GLENN R. WOODS
LAWRENCE BERKELEY NATIONAL LABORATORY


                                                                            pg 6